UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2010

U.S. Aerospace, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0896898	061034587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9831 Romandel Ave, Santa Fe Springs, California		90670
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(562) 906-8455

New Century Companies, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

We issued press releases concerning our name change to U.S. Aerospace, Inc. and our stock symbol change to "USAE" on April 26 and 27, 2010, respectively, copies of which are attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exh. Description

99.1 Press release dated April 26, 2010

99.2 Press release dated April 27, 2010

We undertake no obligation to update any information or forward looking statements except to the extent required by applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Aerospace, Inc.

April 27, 2010	By:	/s/ David W. Duquette

Name: David W. Duquette
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 26, 2010
99.2	Press release dated April 27, 2010